Contract Liabilities	6 Months Ended
Jun. 30, 2022
Wag Labs, Inc.
Contract Liabilities

5.Contract Liabilities

The timing of services revenue recognition may differ from the timing of invoicing to or collections from customers. The Company’s contract liabilities balance, which is included in gift card and subscription liabilities on the balance sheets is primarily comprised of unredeemed gift cards, prepayments received from consumers for Wag! Premium subscriptions, and certain consumer credits for which the revenue is recognized over time as they are used for services on our platform. The contract liabilities balance was $2.1 million and $1.9 million as of the six months ended June 30, 2022 and the year ended December 31, 2021. Revenue recognized for the six months ended June 30, 2022 and 2021 related to the Company’s contract liabilities as of the beginning of the year was $0.2 million and $0.1, respectively.